Financial Risk Management	12 Months Ended
Dec. 31, 2024
Financial Risk Management [Abstract]
Financial Risk Management
3.
Financial risk management
3.1.
Financial risk factors

The Group’s activities expose it to a variety of financial risks: market risk (including foreign exchange risk, price risk and interest rate risk), credit risk and liquidity risk. The Group’s overall risk management strategy seeks to minimize the potential adverse effects on the financial performance of the Group. Risk management is carried out by the senior management of the Group.

(a)
Market risk
(i)
Foreign exchange risk

The Group is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to US$. Foreign exchange risk arises when future commercial transactions or recognized assets and liabilities are denominated in a currency that is not the respective functional currency of the Group’s subsidiaries. The functional currency of the Company and majority of its overseas subsidiaries is US$ whereas the functional currency of the subsidiaries which operate in the PRC is RMB. The Group currently does not hedge transactions undertaken in foreign currencies but manages its foreign exchange risk by performing regular reviews of the Group’s net foreign exchange exposures.

As at December 31, 2024, the Group’s monetary assets that exposed to foreign exchange risk arising from US$ and RMB amounted to RMB18 million (2023: RMB9 million) and RMB25 million (2023: RMB72 million), respectively, and the Group’s monetary liabilities that exposed to foreign exchange risk arising from US$ and RMB amounted to RMB1 million (2023: RMB2 million) and RMB1,167 million (2023: RMB37 million), respectively.

The Group performed sensitivity analysis based on the net exposure to each of the exposure arising from US$ and RMB at end of each reporting period. As at December 31, 2023 and 2024, the impact on the post-tax profit of the Group arising from a reasonable change in the foreign exchange rates of US$ and RMB is immaterial and therefore no quantitative impact of the sensitivity analysis is presented for foreign exchange risk.

(ii)
Price risk

The Group is exposed to price risk because of investments held by the Group, which were classified as financial assets at fair value through other comprehensive income and other investments for 2023 and 2024. The Group is not exposed to commodity price risk.

The sensitivity analysis is determined based on the exposure to equity price risk of financial assets at fair value through other comprehensive income and other investments at the end of each reporting period. If equity prices of the respective instruments held by the Group had been 5% higher/lower, the other comprehensive income would have been approximately RMB327 million and RMB725 million higher/lower, for the years ended December 31, 2023 and 2024, respectively, and profit for the year would have been approximately RMB17 million and RMB13 million higher/lower, for the years ended December 31, 2023 and 2024, respectively.

(iii)
Interest rate risk

Other than term deposits with initial terms of over three months, restricted cash and cash and cash equivalents, the Group has no other significant interest-bearing assets.

The Group’s exposure to changes in interest rates is attributable to its notes payable issued in September, 2020 (Note 25), which carried at fixed rates and does not expose the Group to cash flow interest-rate risk. Accordingly, the directors of the Company do not anticipate there is any significant impact on the Group’s financial performance resulting from the changes in interest rates.

(b)
Credit risk

The Group is exposed to credit risk in relation to its cash and cash deposits (including term deposits) placed with banks and financial institutions, as well as accounts and other receivables. The carrying amount of each class of these financial assets represents the Group’s maximum exposure to credit risk in relation to the corresponding class of financial assets.

The Group has policies in place to ensure that credit terms are granted to counterparties, including customers for content sublicensing, advertising agencies, third party platforms as well as entities under Tencent, with an appropriate credit history and the Group also performs periodic credit evaluations of these counterparties. Management does not expect any material loss arising from non-performance by these counterparties.

Customers for content sublicensing and the third-party platforms are reputable corporations with sound financial position. The credit quality of the advertising agencies are assessed on a regular basis based on historical settlement records and past experience.

In addition, deposits are only placed with reputable domestic or international financial institutions. There has been no recent history of default in relation to these financial institutions.

No single external customer contributed to more than 10% of the revenue of the Group for the years ended December 31, 2022, 2023 and 2024.

The Group applies the simplified approach permitted by IFRS 9, which requires expected lifetime losses to be recognized from initial recognition of the assets. The provision matrix is determined based on historical observed default rates over the expected life of the receivables with similar credit risk characteristics and is adjusted for forward-looking estimates. The historical observed default rates are updated based on the payment profiles of receivable over a period of 12 months, and changes in the forward-looking estimates are analyzed at year end. As at December 31, 2023 and 2024, loss allowance made against the gross amounts of accounts receivable were not material, accordingly, the provision matrix is not presented.

As at December 31, 2023 and 2024, the carrying amounts of accounts receivable approximated their fair value.

(c)
Liquidity risk

The Group aims to maintain sufficient cash and cash equivalents to meet financial obligations when due. Management monitors rolling forecasts of the Group’s liquidity requirements on the basis of expected cash flows and considering the maturities of financial assets and financial liabilities.

As at December 31, 2023 and 2024, the Group’s major external borrowings represented the senior unsecured notes issued in September 2020, details of which are disclosed in Note 25. The contractual undiscounted cash flows of the Group’s notes payable and related interest expenses in the next twelve months, more than 1 year but within 5 years and over 5 years as at December 31, 2024 are RMB2,258 million (FY23: RMB100 million), RMB288 million (FY23: RMB2,437 million) and RMB3,666 million (FY23: RMB3,683 million) respectively.

Apart from the above, majority of the Group’s financial liabilities comprised lease liabilities, accounts payable, and other payables and accruals. Except for accounts payable and other payables and accruals are due for settlement contractually within 12 months, the contractual undiscounted cash flows of the Group’s lease liabilities payable in the next twelve months, more than 1 year but within 5 years and over 5 years as at December 31, 2024 are RMB125 million (FY23:RMB141 million), RMB223 million (FY23: RMB326 million) and RMB9 million (FY23: RMB10 million) respectively.

3.2.
Capital risk management

The Group’s objectives on managing capital are to safeguard the Group’s ability to continue as a going concern and support the sustainable growth of the Group in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to enhance shareholders’ value in the long term.

In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.

As at December 31, 2023 and 2024, the directors of the Company consider the risk of the Group’s capital structure is remote as the Group has a net cash position.

3.3.
Fair value estimation

The table below analyzes the Group’s financial instruments carried at fair value as at December 31, 2023 and 2024 by level of the inputs to valuation techniques used to measure fair value. Such inputs are categorized into three levels within a fair value hierarchy as follows:

•
Quoted prices (unadjusted) in active markets for identical assets or liabilities (level 1);
•
Inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices) (level 2); and
•
Inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs) (level 3).

As at December 31, 2023 and 2024, the Group’s financial instruments carried at fair value comprised financial assets at fair value through other comprehensive income (Note 18(a)) stated in the consolidated balance sheets measured at level 1 hierarchy, while other investments (Note 18(b)) at level 3 fair value hierarchy.

The fair value of financial instruments traded in active markets is determined with reference to quoted market prices at the end of the reporting period. A market is regarded as active if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service, or regulatory agency, and those prices represent actual and regularly occurring market transactions on an arm’s length basis. The quoted market price already incorporates the market's assumptions with respect to changes in economic climate such as rising interest rates and inflation, as well as changes due to ESG risk. These instruments are included in level 1.

The fair value of financial instruments that are not traded in an active market is determined by using valuation techniques. These valuation techniques maximize the use of observable market data where it is available and rely as little as possible on entity specific estimates. If all significant inputs required for evaluating the fair value of a financial instrument are observable, the instrument is included in level 2. If one or more of the significant inputs are not based on observable market data, the instrument is included in level 3.

The Group has a team of personnel who performs valuation on these level 3 instruments for financial reporting purposes. The team adopts various valuation techniques to determine the fair value of the Group’s level 3 instruments. External valuation experts may also be involved and consulted when it is necessary.

The components of the level 3 instruments mainly include investments in unlisted companies classified as other investments. As these instruments are not traded in an active market, their fair value have been determined using various applicable valuation techniques, including discounted cash flows approach and comparable transactions approach, etc.

For the years ended December 31, 2022, 2023 and 2024, there was no transfer between level 1, 2 and 3 for recurring fair value measurements. Movement of the financial assets at fair value that using level 3 measurements, represented other investments (Note 18(b)).